Exhibit g(10)

FORM OF
APPENDIX "A"
TO
CUSTODIAN AGREEMENT
BETWEEN
The Chase Manhattan Bank and each of the following Investment
Companies
Dated as of ______

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of _______:

FUND                            PORTFOLIO                        EFFECTIVE AS OF:

Fidelity Advisor Series I       Fidelity Advisor Balanced Fund   August 1, 1994

                                Fidelity Advisor Equity          August 1, 1994
                                Growth Fund

                                Fidelity Advisor Equity          August 1, 1994
                                Income Fund

                                Fidelity Advisor Growth &        November 14, 1996
                                Income Fund

                                Fidelity Advisor TechnoQuant     November 14, 1996
                                Growth Fund

Fidelity Advisor Series II

Fidelity Advisor Series III

Fidelity Advisor Series VII     Fidelity Advisor Consumer        July 18, 1996
                                Industries Fund

                                Fidelity Advisor Cyclical        July 18, 1996
                                Industries Fund

                                Fidelity Advisor Financial       July 18, 1996
                                Services Fund

                                Fidelity Advisor Health Care     July 18, 1996
                                Fund

                                Fidelity Advisor Technology      July 18, 1996
                                Fund

                                Fidelity Advisor Utilities       July 18, 1996
                                Growth Fund

Fidelity Advisor Series VIII    Fidelity Advisor Emerging        August 1, 1994
                                Markets Income Fund

                                Fidelity Advisor Overseas Fund   August 1, 1994

Fidelity Beacon Street Trust    Fidelity Managed Currency Fund   August 1, 1994

Fidelity Capital Trust          Fidelity TechnoQuant Growth      October 17, 1996
                                Fund

Fidelity Charles Street Trust   Fidelity Asset Manager           August 1, 1994

                                Fidelity Asset Manager: Growth   August 1, 1994

                                Fidelity Asset Manager:          September 22, 1999
                                Aggressive

                                Fidelity Asset Manager: Income   August 1, 1994

Fidelity Commonwealth Trust     Fidelity Mid-Cap Stock Fund*     August 1, 1994

Fidelity Deutsche Mark          Fidelity Deutsche Mark           August 1, 1994
Performance                     Performance Portfolio, L.P.

Portfolio, L.P.

Fidelity Devonshire Trust       Fidelity Equity-Income Fund      August 1, 1994

Fidelity Financial Trust        Fidelity Equity-Income II Fund   August 1, 1994

Fidelity Hastings Street Trust  Fidelity Fund                    August 1, 1994

                                Fidelity Growth & Income II      March 25, 1998
                                Portfolio

Fidelity Investment Trust       Fidelity Diversified Global      August 1, 1994
                                Fund

                                Fidelity Diversified             August 1, 1994
                                International Fund

                                Fidelity Emerging Markets Fund   August 1, 1994

                                Fidelity Europe Capital          August 1, 1994
                                Appreciation Fund

                                Fidelity Europe Fund             August 1, 1994

                                Fidelity International Growth    August 1, 1994
                                & Income Fund

                                Fidelity Aggressive              August 1, 1994
                                International Fund *

                                Fidelity Japan Fund              August 1, 1994

                                Fidelity Overseas Fund           August 1, 1994

                                Fidelity Pacific Basin Fund      August 1, 1994

                                Fidelity Southeast Asia Fund     August 1, 1994

                                Fidelity Worldwide Fund          August 1, 1994

Fidelity Mt. Vernon Street      Fidelity New Millennium Fund     August 1, 1994
Trust

Fidelity Puritan Trust          Fidelity Puritan Fund            August 1, 1994

Fidelity Revere Street Trust    Taxable Central Cash Fund        October 17, 1996

                                Central Cash Collateral Fund     June 22, 1999

Fidelity School Street Trust    Fidelity International Bond      August 1, 1994
                                Fund

                                Fidelity New Markets Income      August 1, 1994
                                Fund

Fidelity Securities Fund        Fidelity Growth & Income         August 1, 1994
                                Portfolio

Fidelity Sterling Performance   Fidelity Sterling Performance    August 1, 1994
                                Portfolio, L.P.

Portfolio, L.P.

Fidelity Trend Fund             Fidelity Trend Fund              August 1, 1994

Fidelity Union Street Trust     Fidelity Export and              August 1, 1994
                                Multinational Fund

Fidelity Yen Performance        Fidelity Yen Performance         August 1, 1994
                                Portfolio, L.P.

Portfolio, L.P.

Variable Insurance Products     Equity-Income Portfolio          August 1, 1994
Fund

                                Overseas Portfolio               August 1, 1994

Variable Insurance Products     Asset Manager Portfolio          August 1, 1994
Fund II

                                Asset Manager: Growth Portfolio  August 1, 1994

Variable Insurance Products     Balanced Portfolio               August 1, 1994
Fund III

                                Growth & Income Portfolio        December 19, 1996


*Fidelity Investment Trust: Fidelity International Value Fund changed its name to Fidelity Aggressive International Fund effective
February 11, 2000.



     IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Each of the Investment        The Chase Manhattan Bank
Companies
Listed on this Appendix "A",
on behalf
of each of their respective
Portfolios

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